The Prudential Series Fund

Supplement dated May 2, 2011 to Prospectuses, each dated May 1, 2011

This Supplement sets forth certain changes to the Prospectuses of The Prudential Series Fund (the Fund), dated May 1, 2011 (the Prospectus). The Portfolio discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your variable insurance product prospectus. The following should be read in conjunction with the relevant Prospectus and should be retained for future reference

I.	SUMMARY: VALUE PORTFOLIO - PORTFOLIO FEES AND EXPENSES

The “Annual Portfolio Operating Expenses” table is hereby deleted and replaced with the following:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	.40%	.40%
+Distribution (12b-1) Fees	None	.25%
+Administration Fees	None	.15%
+Other Expenses	.04%	.04%
+Acquired Fund (Portfolio) Fees and Expenses	-	-
=Total Annual Fund Operating Expenses	.44%	.84%

PSFSUP1